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Exhibit 10.1

Independent Auditors' Consent

The Board of Directors
Rinker Group Limited:

        We consent to the use of our report dated March 8, 2002 in the registration statement on Form 20-F of Rinker Group Limited, with respect to the consolidated balance sheet of Kiewit Materials Company and subsidiaries as of December 31, 2001, and the related consolidated statements of earnings, changes in redeemable common stock and comprehensive income (loss), and cash flows for the year ended December 31, 2001, and the related financial statement schedule, and to the reference to our firm under the heading "Experts" in the registration statement.

/s/ KPMG LLP

September 24, 2003 Omaha, Nebraska

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  Exhibit 10.1
Independent Auditors' Consent